Supplement to the currently effective SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Core Equity Fund

Deutsche Core Equity VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Owen Fitzpatrick, CFA, Managing Director. Lead Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2013.

Thomas M. Hynes, Jr., CFA, Managing Director. Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2013.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2013.

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-683